mphase technologies

MAY 2021 INVESTOR PRESENTATION



SAFE HARBOR STATEMENT

Forward-looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition.

Forward-looking statements can be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "expect," "anticipate," "believe," "seek," "target" or similar expressions. Forward-looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences will be discussed in the section titled "Risk Factors" in our future Form 10-Q and 10-K filings following our business transition and in any subsequent filings under the Exchange Act and in our other SEC filings. Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward-looking statements. We operate in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations. All forward-looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

COMPANY OVERVIEW

MPHASE TECHNOLOGIES: EXPERTS IN DATA ANALYTICS, ARTIFICIAL INTELLIGENCE & SOFTWARE DEVELOPMENT

- mPhase creates a connected ecosystem of EV charging, 5G internet connectivity and software solutions that optimize **consumer engagement**
- Complementary business units with **additional revenue streams** coming on line in 2021
- Creating a **traveler's ecosystem** with tailored solutions to individual users
- Four consecutive quarters of **positive net income**
- Experience management team with **significant ownership (58%)**
- OTC: **XDSL**

KEY STATISTICS

Stock Price[1]	$0.30
Market Cap	$23.0M
Average Volume (3 mo)	441,616
Shares Out[2]	74.0M
Fully Diluted Shs out[2]	105.7M
Insider Ownership	58.0%
Total Assets[2]	$24.5M

1) As of 4/27/2021
2) As of 12/31/2020

COMPANY TIMELINE

TEAM BUILDING PHASE

REVENUE & GROWTH PHASE

2019

Appointed Anshu Bhatnagar as CEO
Acquired **Learning Track**
Acquired **Travel Buddhi**
Acquired **Alpha Predictions**
Established mPhase Center of Excellence

2020

Acquired **CloseComms**
Achieved **$30.3M in revenue**

2021 – 2022

Expand customer base
Launch parallel revenue businesses
Announce acquisitions/partnerships in 5G and EV charging
Accelerate revenue growth
Boost U.S. leadership staff
Full launch of **Travel Buddhi**

1979-2003	2004	2005-2018
Telecom Focus	Nanotech Focus: Bell Labs/Alcatel	Smart NanoBattery Development

Through 2018, mPhase spent more than $210 million (USD) on technology projects, resulting in working prototypes of an always-ready battery.

AI-BASED CONSUMER ENGAGEMENT

Alpha Predictions
CloseComms
Learning Track
TRAVEL BUDDHI


mphase technologies

EV CHARGING

mpower technologies

WIRELESS CONNECTIVITY

mphase technologies 5G

CBRS


5G

A vertically integrated ecosystem of EV charging capability, superior wireless connectivity and targeted consumer engagement that benefits people and businesses



AI-BASED SOFTWARE

AI-BASED CONSUMER ENGAGEMENT



Our technology monetizes consumer behavior for everyday spending and purchases made during travel (business and leisure)

- Subscription based recurring revenue
- Transaction fees for corporate partners
- SaaS model
- CPG company fee per location
- Travel Buddhi / Close Comms integration for while-you-wait ("WYW") commerce
- Building a ***Traveler's Ecosystem***

AI-BASED CONSUMER ENGAGEMENT

CloseComms

A patented platform that helps businesses increase app acquisition, retention and engagement by converting their guest Wi-Fi into a customer engagement tool.

Connect Anonymously

Anonymous technology is laid over an existing app or built into a new one to provide a seamless connection.

Customers download the app to receive Wi-Fi, creating an anonymous profile.

Locate & Learn

AI tracks the customer as they go about their day.

AI builds a deep understanding of the customer's purchasing behaviors.

Engage Intelligently

A dashboard provides a detailed view of target customer's preferences.

Intelligent predictive campaigns can be run to achieve specific business goals, such as targeting competitor share.

AI-BASED CONSUMER ENGAGEMENT

The CloseComms division technology can be adapted for a larger ecosystem. Predictive algorithms help tailor promotions to maximize success.

Key Features:

- ***Developed and tested*** – Commercial ready, entering revenue generation stage under the "21:32" brand
- ***Successful*** - 30% increase in conversion rates during pilot with Subway
- ***Open-ended, recurring revenue model*** – Per location subscription service initially targeting the Quick Service Restaurant (QSR) sector



21:32
My Offers
SUBWI-FI
NEW! GREEN GODDESS TUNA MELT
SUBWAY
$3.99
6-inch Sub of the Day

TRAVEL BUDDHI: AI-BASED TRAVEL ENGAGEMENT

A one-stop travel experiences platform designed to create, sell and fulfill personalized holidays for travelers. Travel Buddhi adjusts in real-time to a traveler's timetable and preferences, with customer engagement from start to finish.

Key Features:

- Addresses all four stages in a travel experience lifecycle - explore, plan, book and in-destination engagement (beta completed).
- Technology driven, with elements of AI, blockchain, chatbot, dynamic itinerary, & location technologies.
- Built on a scalable ecosystem of content providers, travel suppliers, retailers, and fulfilment partners.


Trip to Hyderabad... (50)
MAR 10
MAR 11
MAR 12
MAR 13
MAR 14
15 mins : 2.0 km
Shri Kanchi Kamakoti...
08:00
01:00
Pin this place
Start Here
End Here
Remove
Change Day
10 mins : 2.7 km
King Kothi
09:15
6 mins : 1.5 km
Golden Threshold Ce...
10:30
01:00

AI-BASED CONSUMER ENGAGEMENT

- B2B (subscription revenue) and B2C (commissions from advertisements and bookings)
- Year-one goal: 8,000 destinations
- Full launch delayed by pandemic, but ready for expansion phase



Traveler
Friends & family
marketplace
Gifting
Self
$1000
$800
Agents, DMCs, Forex, Insurance, Phone cards, Retailers, Hotels, Restaurants, Activities, Finance
Local expert
Explore
Plan
Book
Experience
HOST.TRAVELBUDDHI.COM
in location services
Dynamic itinerary
Gifting
Hosts include Travel Agents, Travel Guides, Hotels/ Stay Owners, DMOs, Tourism Boards, Corporates, Events Organizers etc.
Travel Agent
Traveler

AI-BASED SOFTWARE APPLICATIONS

Learning Track

- The Learning Track division has developed a product platform designed to monitor the effectiveness of training in real-time
- Currently marketed through reseller channels
- Signed $30M annual contract to provide software, training, and support services to an IT solutions and services company

Alpha Predictions

- Alpha Predictions has developed a recommendation engine that can become a platform technology with applications in many industries, including:
  - *Sentiment analysis*
  - *Market optimization*
  - *Inventory management*
- Alpha Predictions gives mPhase an experienced team in data analytics

MPHASE: CREATING NEW CONSUMER ENGAGEMENT TOOLS

mPhase is significantly expanding the scope of its consumer-oriented technology platform by adding new verticals in 5G and EV charging.

The landscape is dotted with store fronts that have faded into retail history. The survivors are searching for new ways to bring customers back through the front door. mPhase has a unique solution (wrapped in existing technology) to help increase foot traffic at retail locations.


SEARS

We are launching a scalable platform that is designed to create additional recurring revenue opportunities.



EV CHARGING

EV CHARGING: A NEW MARKET FOR 2021

mPhase is forming a profit-sharing partnership with a JV that has access to a large network of EV-ready locations in the U.S.




US Public Charging Locations & Ports: Dec 31, 2020
evadoption
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
587
1,420
2.42
25,654
77,656
3.03
4,300
17,460
4.06
Level 1
Level 2
DCFC
Locations
Ports
Ratio

Data: Alternative Fuels Data Center
Chart: Loren McDonald / EVAdoption.com

mPhase Keys:

- JV relationships in process with networks representing 60,000+ potential retail targets, larger than current public EV national networks
- Highly fragmented market
- Talks underway to sign with white label equipment supplier

CREATING IN-STORE TRAFFIC: OUR COMPETITIVE EDGE

Power (electricity) itself has no real brand potential, but the experience of charging can be wrapped around thousands of brands.


EV

Our Edge: We have existing, commercial grade consumer engagement technology that can be layered onto the charging experience, creating a major secondary source of revenue via affiliations with CPG brands and national chains. This unique attribute allows us to compete at the corporate level.

Our technology is AI-driven to match consumer preferences to in-store promotions – driving foot traffic to brick and mortar locations.

IMPROVING THE MOBILE CONSUMER ECOSYSTEM

mPhase has existing technology to implement a consumer-centric model, extending our touch beyond the charging station or 5G location and into nearby retailers.

EV charging monetization typically ends at the car door



EVgo Charging Station

mpower technologies

mphase technologies 5G

mPhase can create custom monetizable opportunities at every retail location within walking and driving distance of a charging station or 5G location.



Nordstrom
SEPHORA
BoxLunch
Tesla Supercharger
Del Amo Fashion Center Parking Garage
Tesla Showroom
The Game Chest
EVgo Charging Station
Victoria's Secret & PINK
UNIQLO Del Amo
85°C Bakery Cafe - Torrance
Din Tai Fung
M.A.C
J.Crew
Sunglass Hut
Forever 21
Outback Steakhouse
Starbucks
P.F. Chang's
Kay Jewelers
Lemonade
BCBGMAXAZRIA at Macy's



WIRELESS CONNECTIVITY

WIRELESS CONNECTIVITY

Launching a Wireless Internet Service Provider (WISP) to offer carrier class 5G and WiFi

- Provide superior broadband to communities
    - *Design objective to provide subscribers with 4-5 bars signal strength to ensure optimum speeds & connectivity*
- Partner with school districts and local governments to support distance learning
- Support Smarter City technologies & IoT (Internet of Things) deployments
- Integrate First Responder technologies
- Operate as an MVNO using carrier network
- Provide broadband transport for mPhase's EV charging locations and customer engagement platform




POLICE


CITY HAL



WIRELESS CONNECTIVITY

Timeline to Deployment

- mPhase subsidiary operational on May 15, 2021
  - Key hires and acquisition of required assets in progress
- Negotiations with first Proof of Concept (POC) municipal markets - TBA
- Negotiations with follow-on markets – In Progress
- Multiple target customers, including commercial, school & municipal
- Discussions with wireless carriers and co-location partners – In Progress



Multiple Sources of Potential Revenue: ***recurring subscription fees*** from the location owner and surrounding subscribers, ***construction and management fees*** during the build out of network core, ***leasing/fiber***, and ***pole attachment fees*** charged to carriers.

A SAAS-FOCUSED CONSUMER ENGAGEMENT ECOSYSTEM






SUBWAY


CHIPS
Second bag free!

mphase technologies 5G

mpower technologies

CloseComms

5G Revenue + EV Revenue + SaaS Network Fee + CPG Promotion Fees

The mPhase ecosystem is designed to feature layers of recurring monetization beyond competing commodity or loss-leader business models.

CONNECTED PLATFORM

The mPhase platform will be one of the first to combine consumer engagement with EV charging and 5G networks.

5G Network



Consumer Engagement



EV Charging


Concept

Future Revenue Stream

Monetizable Data


Data Collection

mphase technologies

Near-term Revenue Streams

Our platform will create a vertically integrated ecosystem that captures multiple monetizable points of contact while a consumer is outside of the home.

FINANCIAL OVERVIEW

HIGHLIGHTS

- Four consecutive quarters of positive operating income and net income
  - *On track for **fifth consecutive quarter** of positive income*
- Anticipate accelerating revenue growth with *new product launches*
- **More than $80 million in NOLs to shelter future revenue from taxes**
- Steady margins which should increase with business scale
  - ***Gross Margin:*** *26%[1]*
  - ***Operating Margin:*** *17%[1]*

REVENUE, OP INCOME, NET INCOME



$7,570
$7,562
$7,557
$7,588
$7,587
$7,636
$1,392
$755
$720
$1,005
($5,935)
($10,251)
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
Revenue
Op Income
Net Income

1) *MRQ ended 12/31/20*

OPPORTUNITIES

- Decades of investment have yielded a valuable IP portfolio
- Smart battery project will be a 2nd half 2021 priority
- Catalyst-rich opportunity, with the potential to add corporate partners and customers in every division
- CloseComms and Travel Buddhi are on the cusp of their revenue cycles, representing two open-ended growth drivers
- Our target ***markets are each $1 billion+*** and international



LEADERSHIP



CEO, Anshu Bhatnagar

A computer scientist and entrepreneur, Anshu began his technology career working on major federal government projects for Oracle and Computer Science Corp. He eventually formed his own firm (2Pi Solutions) in this space, which was ranked as one of the top 100 fastest growing companies in the U.S. before its sale in 2010. Since that time, Anshu has successfully built and managed companies in the Real Estate, Hospitality and International Food industries. He is also Chairman of a public consumer products company, Verus International (OTC: VRUS).



Strategic Financial Advisor, Chris Cutchens, CPA

With more than 20 years of experience in public and private corporate finance, Chris has held a number of executive positions across a range of industries, including COO/CFO of MidAmerica Administrative & Retirement Solutions, and CFO of Aspire Financial Services, both private-equity owned portfolio companies. In addition to being CFO of Verus Intl., his prior public company experience included Corporate Controller of Carrier Enterprise; Corporate Controller of Watsco, Inc. (NYSE); and Director of Corporate Accounting and Financial Reporting at MarineMax, Inc. (NYSE).



COO, Venkat Kodumudi

With more than 25 years of experience in the public and private sectors, Venkat has held numerous highly visible executive roles. Most recently, he served as the Practice Lead for Blockchain and Intelligent Automation for CGI, a global consulting company based out of Canada. Prior to CGI, he led IT Operations for a large US Government agency. He has also designed, deployed and managed multiple large enterprise systems in the government, and commercial industries. He has a Masters in Computer Science and an MBA.

LEADERSHIP



Director of Sales, Ed Rinker

Ed has 25+ years of experience creating consumer and sales channel programs for widely recognized brands such as Lululemon, Gap, Omni and Whole Foods. His experience includes national consumer promotions with Frito-Lay and sales initiatives to support digital gifting, e-commerce and incentive programs with clients such as Kimpton Hotels, Nordstrom, Vans, Tim Hortons and Starbucks. In 2012, he sold and managed Cisco's global channel loyalty program that launched in 125 countries and set the global standard for sales channel engagement.



Director & Business Lead, Ram Mantravadi

Ram (Travel Buddhi) is an industry veteran with 17+ years of consulting experience with firms such as Tech Mahindra, Aqua MCG and IBM. He has cross-industry and IT experience in banking and financial services, retail, government, energy, and manufacturing.



Strategic Advisor, Mark Forney

A technology industry veteran, Mark spent the early part of his career in manufacturing, including a stint at Hughes Aircraft's Electron Dynamics Division. He was one of the financial industry's first internet analysts and has witnessed and invested in many major technology trends. His experience includes being part of the team that developed and supported one of the financial industry's first online institutional stock screening systems. Mark's international experience includes working with private and public companies in Europe, Asia, the Americas and Australia/Oceana.

CONTACT

9841 Washingtonian Blvd, #200

Gaithersburg MD 20878

301-329-2700

Email: info@mPhaseTech.com

INVESTOR RELATIONS

MZ Group North America

Brian M. Prenoveau, CFA

XDSL@mzgroup.us

561-489-5315

